RenaissanceRe Holdings Ltd.
Financial Supplement
March 31, 2015

Investors:
RenaissanceRe Holdings Ltd.
Rohan Pai
Director - Corporate Finance
T: +1 441 295 4513

Media:
Kekst and Company
Peter Hill
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

		Page(s)

Basis of Presentation		i

Financial Highlights		1

Income Statements
a.	Summary Consolidated Statements of Operations	2
b.	Consolidated Segment Underwriting Results	3
c.	Gross Premiums Written and Managed Premiums	4
d.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	5

Balance Sheets
a.	Summary Consolidated Balance Sheets	6

Investments
a.	Investment Portfolio - Composition	7
b.	Summary of Other Investments	8
c.	Total Investment Result	9
d.	Investment Portfolio - Effective Yield and Credit Rating	10
e.	Investment Portfolio - Change in Portfolio Composition	11
g.	Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	12

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	13
b.	Paid to Incurred Analysis	14

Other Items
a.	Earnings per Share	15
b.	Equity in Earnings of Other Ventures	16
c.	Other Income (Loss)	16
d.	Ratings	17

Comments on Regulation G		18-19

RenaissanceRe Holdings Ltd.
Basis of Presentation
This financial supplement includes certain non-GAAP financial measures including “operating income available to RenaissanceRe common shareholders”, “operating income available to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 18 and 19 for Comments on Regulation G.
RenaissanceRe Holdings Ltd. ("RenaissanceRe" or the "Company") is a global provider of reinsurance and insurance. The Company has the following reportable segments: (1) Catastrophe Reinsurance, which includes catastrophe reinsurance and certain property catastrophe joint ventures managed by the Company’s ventures unit; (2) Specialty Reinsurance, which includes specialty reinsurance and certain specialty joint ventures managed by the Company’s ventures unit; and (3) Lloyd’s, which includes reinsurance and insurance business written through RenaissanceRe Syndicate 1458 (“Syndicate 1458”).
On November 23, 2014, RenaissanceRe entered into a definitive merger agreement with Platinum Underwriters Holdings, Ltd. (“Platinum") and the transaction closed on March 2, 2015. As a result of the acquisition, Platinum and its subsidiaries became wholly-owned subsidiaries of RenaissanceRe, including Platinum Underwriters Bermuda, Ltd. ("Platinum Bermuda") and Renaissance Reinsurance U.S. Inc., formerly known as Platinum Underwriters Reinsurance, Inc. ("Renaissance Reinsurance U.S."). The Company accounted for the acquisition of Platinum under the acquisition method of accounting in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic Business Combinations and the Company's consolidated results of operations include those of Platinum from March 2, 2015.
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.
Financial Highlights

	Three months ended
	March 31, 2015	March 31, 2014
Highlights
Gross premiums written	$643,578	$705,260
Net premiums written	$404,035	$450,347
Net premiums earned	$296,760	$286,534
Net claims and claim expenses incurred	76,853	58,915
Acquisition expenses	43,401	33,700
Operating expenses	45,621	42,624
Underwriting income	$130,885	$151,295

Net investment income	$39,707	$38,948
Net realized and unrealized gains on investments	41,749	14,927
Change in net unrealized gains on fixed maturity investments available for sale	(183)	(165)
Total investment result	$81,273	$53,710

Net income available to RenaissanceRe common shareholders	$167,843	$151,003
Operating income available to RenaissanceRe common shareholders (1)	$126,094	$136,076

Total assets	$11,287,198	$8,163,705
Total shareholders' equity attributable to RenaissanceRe	$4,782,289	$3,762,278

Per share data
Net income available to RenaissanceRe common shareholders per common share - diluted	$4.14	$3.56
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$3.10	$3.20
Dividends per common share	$0.30	$0.29
Book value per common share	$95.21	$82.30
Tangible book value per common share (1)	$88.57	$81.41
Tangible book value per common share plus accumulated dividends (1)	$103.15	$94.82
Change in tangible book value per common share plus change in accumulated dividends (1)	(0.5)%	2.8%

Financial ratios
Net claims and claim expense ratio - current accident year	33.4%	26.4%
Net claims and claim expense ratio - prior accident years	(7.5)%	(5.8)%
Net claims and claim expense ratio - calendar year	25.9%	20.6%
Underwriting expense ratio	30.0%	26.6%
Combined ratio	55.9%	47.2%
Operating return on average common equity - annualized (1)	12.9%	15.9%
Total investment return - annualized	4.2%	3.2%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Revenues
Gross premiums written	$643,578	$132,780	$200,992	$511,540	$705,260
Net premiums written	$404,035	$111,769	$159,713	$346,407	$450,347
(Increase) decrease in unearned premiums	(107,275)	144,718	99,266	(85,991)	(163,813)
Net premiums earned	296,760	256,487	258,979	260,416	286,534
Net investment income	39,707	25,886	24,941	34,541	38,948
Net foreign exchange (losses) gains	(3,130)	(107)	5,036	2,392	(1,061)
Equity in earnings of other ventures	5,295	4,838	9,806	7,232	4,199
Other income (loss)	1,539	1,219	(1,169)	(535)	62
Net realized and unrealized gains (losses) on investments	41,749	30,475	(31,097)	27,128	14,927
Total revenues	381,920	318,798	266,496	331,174	343,609
Expenses
Net claims and claim expenses incurred	76,853	(12,003)	69,647	81,388	58,915
Acquisition expenses	43,401	39,749	37,550	33,477	33,700
Operational expenses	45,621	55,202	46,972	45,841	42,624
Corporate expenses	45,598	10,583	3,905	3,954	4,545
Interest expense	5,251	4,289	4,290	4,292	4,293
Total expenses	216,724	97,820	162,364	168,952	144,077
Income before taxes	165,196	220,978	104,132	162,222	199,532
Income tax benefit (expense)	47,904	(401)	(245)	204	(166)
Net income	213,100	220,577	103,887	162,426	199,366
Net income attributable to noncontrolling interests	(39,662)	(44,215)	(30,477)	(36,078)	(42,768)
Net income attributable to RenaissanceRe	173,438	176,362	73,410	126,348	156,598
Dividends on preference shares	(5,595)	(5,595)	(5,595)	(5,596)	(5,595)
Net income available to RenaissanceRe common shareholders	$167,843	$170,767	$67,815	$120,752	$151,003

Net income available to RenaissanceRe common shareholders per common share - basic	$4.18	$4.46	$1.72	$3.00	$3.61
Net income available to RenaissanceRe common shareholders per common share - diluted	$4.14	$4.42	$1.70	$2.95	$3.56
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$3.10	$3.62	$2.49	$2.28	$3.20

Operating return on average common equity - annualized (1)	12.9%	16.5%	11.7%	11.0%	15.9%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended March 31, 2015
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written (1)	$389,247	$124,291	$130,130	$(90)	$643,578
Net premiums written	$222,640	$103,915	$77,569	$(89)	$404,035
Net premiums earned	$143,767	$94,876	$58,206	$(89)	$296,760
Net claims and claim expenses incurred	7,594	39,588	29,843	(172)	76,853
Acquisition expenses	7,654	20,689	14,693	365	43,401
Operational expenses	20,363	13,290	11,940	28	45,621
Underwriting income (loss)	$108,156	$21,309	$1,730	$(310)	$130,885

Net claims and claim expenses incurred - current accident year	$24,124	$49,264	$25,610	$—	$98,998
Net claims and claim expenses incurred - prior accident years	(16,530)	(9,676)	4,233	(172)	(22,145)
Net claims and claim expenses incurred - total	$7,594	$39,588	$29,843	$(172)	$76,853

Net claims and claim expense ratio - current accident year	16.8%	51.9%	44.0%	—%	33.4%
Net claims and claim expense ratio - prior accident years	(11.5)%	(10.2)%	7.3%	193.3%	(7.5)%
Net claims and claim expense ratio - calendar year	5.3%	41.7%	51.3%	193.3%	25.9%
Underwriting expense ratio	19.5%	35.8%	45.7%	(441.6)%	30.0%
Combined ratio	24.8%	77.5%	97.0%	(248.3)%	55.9%

	Three months ended March 31, 2014
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written	$467,711	$154,290	$83,259	$—	$705,260
Net premiums written	$259,489	$125,489	$65,369	$—	$450,347
Net premiums earned	$164,584	$69,630	$52,297	$23	$286,534
Net claims and claim expenses incurred	6,455	26,081	26,281	98	58,915
Acquisition expenses	7,126	16,547	10,567	(540)	33,700
Operational expenses	20,419	10,106	12,033	66	42,624
Underwriting income	$130,584	$16,896	$3,416	$399	$151,295

Net claims and claim expenses incurred - current accident year	$12,529	$41,922	$21,157	$—	$75,608
Net claims and claim expenses incurred - prior accident years	(6,074)	(15,841)	5,124	98	(16,693)
Net claims and claim expenses incurred - total	$6,455	$26,081	$26,281	$98	$58,915

Net claims and claim expense ratio - current accident year	7.6%	60.2%	40.5%	—%	26.4%
Net claims and claim expense ratio - prior accident years	(3.7)%	(22.7)%	9.8%	426.1%	(5.8)%
Net claims and claim expense ratio - calendar year	3.9%	37.5%	50.3%	426.1%	20.6%
Underwriting expense ratio	16.8%	38.2%	43.2%	(2,060.9)%	26.6%
Combined ratio	20.7%	75.7%	93.5%	(1,634.8)%	47.2%
(1) Included in gross premiums written in the Other category is the elimination of inter-segment gross premiums written of $0.1 million for the three months ended March 31, 2015.

3

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Three months ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Catastrophe Reinsurance Segment
Renaissance catastrophe premiums	$265,730	$10,569	$49,480	$240,137	$322,748
DaVinci catastrophe premiums	123,517	(646)	18,772	147,946	144,963
Total Catastrophe Reinsurance segment gross premiums written	$389,247	$9,923	$68,252	$388,083	$467,711

Specialty Reinsurance Segment
Casualty	$62,105	$40,150	$40,552	$24,472	$27,361
Credit	28,711	19,401	16,167	14,378	97,774
Property Other	5,209	7,652	6,109	2,681	5,482
Other	28,266	4,708	6,055	10,023	23,673
Total Specialty Reinsurance segment gross premiums written	$124,291	$71,911	$68,883	$51,554	$154,290

Lloyd's Segment
Casualty	$61,971	$30,562	$36,759	$30,079	$34,572
Catastrophe	25,645	1,985	5,161	26,665	21,555
Property Other	23,769	17,179	20,301	13,568	12,583
Credit	2,585	(119)	278	567	15
Other	16,160	1,030	1,358	1,024	14,534
Total Lloyd's segment gross premiums written	$130,130	$50,637	$63,857	$71,903	$83,259

Managed Premiums (1)
Total Catastrophe Reinsurance segment gross premiums written	$389,247	$9,923	$68,252	$388,083	$467,711
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	14,164	3,162	2,169	23,110	14,115
Catastrophe premiums written in the Lloyd's segment	25,645	1,985	5,161	26,665	21,555
Catastrophe premiums written by the Company in its Catastrophe Reinsurance segment and ceded to Top Layer Re	(5,950)	—	—	—	(7,355)
Total managed catastrophe premiums (1)	$423,106	$15,070	$75,582	$437,858	$496,026

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

(2)	Top Layer Re is accounted for under the equity method of accounting.

4

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Revenues
Gross premiums written	$124,211	$(632)	$18,956	$149,499	$145,259
Net premiums written	$97,365	$(803)	$13,541	$126,810	$118,930
(Increase) decrease in unearned premiums	(36,320)	62,175	48,594	(52,440)	(41,068)
Net premiums earned	61,045	61,372	62,135	74,370	77,862
Net investment income	6,215	7,599	7,082	6,875	7,054
Net foreign exchange (losses) gains	(585)	831	765	1,674	376
Net realized and unrealized gains (losses) on investments	12,038	(2,076)	(8,918)	6,628	2,540
Total revenues	78,713	67,726	61,064	89,547	87,832
Expenses
Net claims and claim expenses incurred	1,937	(21,995)	(1,488)	14,218	1,220
Acquisition expenses	16,540	22,839	17,385	17,507	20,878
Operational and corporate expenses	7,238	7,467	7,492	8,335	8,803
Interest expense	939	933	934	933	937
Total expenses	26,654	9,244	24,323	40,993	31,838
Income before taxes	52,059	58,482	36,741	48,554	55,994
Income tax expense	(36)	(18)	(20)	(2)	—
Net income	52,023	58,464	36,721	48,552	55,994
Net income attributable to redeemable noncontrolling interest	—	—	(75)	(99)	(114)
Net income available to DaVinciRe common shareholders	$52,023	$58,464	$36,646	$48,453	$55,880

Net claims and claim expenses incurred - current accident year	$10,109	$701	$3,341	$19,370	$5,106
Net claims and claim expenses incurred - prior accident years	(8,172)	(22,696)	(4,829)	(5,152)	(3,886)
Net claims and claim expenses incurred - total	$1,937	$(21,995)	$(1,488)	$14,218	$1,220

Net claims and claim expense ratio - current accident year	16.6%	1.1%	5.4%	26.0%	6.6%
Net claims and claim expense ratio - prior accident years	(13.4)%	(36.9)%	(7.8)%	(6.9)%	(5.0)%
Net claims and claim expense ratio - calendar year	3.2%	(35.8)%	(2.4)%	19.1%	1.6%
Underwriting expense ratio	38.9%	49.3%	40.0%	34.8%	38.1%
Combined ratio	42.1%	13.5%	37.6%	53.9%	39.7%

5

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Assets
Fixed maturity investments trading, at fair value	$5,982,843	$4,756,685	$4,750,766	$4,841,609	$4,587,412
Fixed maturity investments available for sale, at fair value	25,086	26,885	28,069	29,219	30,205
Total fixed maturity investments, at fair value	6,007,929	4,783,570	4,778,835	4,870,828	4,617,617
Short term investments, at fair value	1,775,819	1,013,222	1,031,143	957,698	977,778
Equity investments trading, at fair value	261,656	322,098	301,714	254,408	245,267
Other investments, at fair value	514,906	504,147	501,487	513,614	576,099
Investments in other ventures, under equity method	123,743	120,713	118,245	110,354	106,332
Total investments	8,684,053	6,743,750	6,731,424	6,706,902	6,523,093
Cash and cash equivalents	557,618	525,584	300,547	294,457	327,163
Premiums receivable	866,418	440,007	630,718	837,116	668,788
Prepaid reinsurance premiums	233,062	94,810	195,978	267,963	207,752
Reinsurance recoverable	82,696	66,694	79,043	85,115	98,962
Accrued investment income	40,583	26,509	25,514	28,019	27,351
Deferred acquisition costs	146,053	110,059	130,108	140,765	121,890
Receivable for investments sold	121,530	52,390	147,206	58,205	84,396
Other assets	273,851	135,845	108,443	89,076	96,251
Goodwill and other intangibles	281,334	7,902	7,954	8,007	8,059
Total assets	$11,287,198	$8,203,550	$8,356,935	$8,515,625	$8,163,705
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$2,781,568	$1,412,510	$1,532,780	$1,552,618	$1,532,883
Unearned premiums	983,137	512,386	758,272	929,523	783,321
Debt	826,774	249,522	249,499	249,476	249,453
Reinsurance balances payable	495,045	454,580	501,155	558,185	468,644
Payable for investments purchased	217,986	203,021	284,295	201,340	179,519
Other liabilities	231,968	374,108	203,908	164,650	200,626
Total liabilities	5,536,478	3,206,127	3,529,909	3,655,792	3,414,446
Redeemable noncontrolling interest	968,431	1,131,708	1,091,166	1,023,892	986,981
Shareholders' Equity
Preference shares	400,000	400,000	400,000	400,000	400,000
Common shares	46,026	38,442	38,888	40,523	40,856
Additional paid-in capital	754,941	—	—	—	—
Accumulated other comprehensive income	3,342	3,416	3,829	3,918	3,963
Retained earnings	3,577,980	3,423,857	3,293,143	3,391,500	3,317,459
Total shareholders' equity attributable to RenaissanceRe	4,782,289	3,865,715	3,735,860	3,835,941	3,762,278
Total liabilities, noncontrolling interests and shareholders' equity	$11,287,198	$8,203,550	$8,356,935	$8,515,625	$8,163,705

Book value per common share	$95.21	$90.15	$85.78	$84.79	$82.30

6

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

TYPE OF INVESTMENT	March 31, 2015		December 31, 2014		September 30, 2014		June 30, 2014		March 31, 2014
U.S. treasuries	$1,535,746	17.7%	$1,671,471	24.8%	$1,636,326	24.3%	$1,706,929	25.5%	$1,539,995	23.6%
Agencies	152,272	1.8%	96,208	1.4%	120,025	1.8%	121,650	1.8%	134,461	2.1%
Municipal	1,220,206	14.1%	—	—%	—	—%	—	—%	—	—%
Non-U.S. government (Sovereign debt)	329,626	3.8%	280,651	4.2%	282,326	4.2%	271,495	4.0%	298,080	4.6%
Non-U.S. government-backed corporate	151,446	1.7%	146,467	2.2%	141,159	2.1%	163,911	2.4%	220,727	3.4%
Corporate	1,603,024	18.5%	1,610,442	23.9%	1,572,168	23.4%	1,580,038	23.6%	1,495,481	22.9%
Agency mortgage-backed	342,461	3.9%	316,620	4.7%	325,138	4.8%	326,304	4.9%	300,448	4.6%
Non-agency mortgage-backed	268,102	3.1%	253,050	3.7%	264,455	3.9%	265,340	3.9%	265,372	4.0%
Commercial mortgage-backed	361,812	4.2%	381,051	5.7%	405,635	6.0%	400,288	6.0%	344,590	5.3%
Asset-backed	43,234	0.5%	27,610	0.4%	31,603	0.5%	34,873	0.5%	18,463	0.3%
Total fixed maturity investments, at fair value	6,007,929	69.3%	4,783,570	71.0%	4,778,835	71.0%	4,870,828	72.6%	4,617,617	70.8%
Short term investments, at fair value	1,775,819	20.4%	1,013,222	15.0%	1,031,143	15.3%	957,698	14.3%	977,778	15.0%
Equity investments trading, at fair value	261,656	3.0%	322,098	4.8%	301,714	4.5%	254,408	3.8%	245,267	3.8%
Other investments, at fair value	514,906	5.9%	504,147	7.5%	501,487	7.5%	513,614	7.6%	576,099	8.8%
Total managed investment portfolio	8,560,310	98.6%	6,623,037	98.3%	6,613,179	98.3%	6,596,548	98.3%	6,416,761	98.4%
Investments in other ventures, under equity method	123,743	1.4%	120,713	1.7%	118,245	1.8%	110,354	1.7%	106,332	1.6%
Total investments	$8,684,053	100.0%	$6,743,750	100.0%	$6,731,424	100.1%	$6,706,902	100.0%	$6,523,093	100.0%
CREDIT QUALITY OF FIXED MATURITY INVESTMENTS
AAA	$860,185	14.3%	$561,208	11.7%	$579,663	12.2%	$608,811	12.5%	$643,735	14.0%
AA	3,077,887	51.2%	2,506,760	52.4%	2,521,251	52.8%	2,573,467	52.8%	2,370,814	51.3%
A	989,205	16.5%	727,639	15.2%	713,648	14.9%	705,334	14.5%	646,095	14.0%
BBB	515,885	8.6%	444,132	9.3%	402,318	8.4%	401,664	8.2%	367,622	8.0%
Non-investment grade and not rated	564,767	9.4%	543,831	11.4%	561,955	11.7%	581,552	12.0%	589,351	12.7%
Total fixed maturity investments, at fair value	$6,007,929	100.0%	$4,783,570	100.0%	$4,778,835	100.0%	$4,870,828	100.0%	$4,617,617	100.0%
MATURITY PROFILE OF FIXED MATURITY INVESTMENTS
Due in less than one year	$209,392	3.5%	$151,803	3.2%	$97,868	2.0%	$100,765	2.1%	$119,599	2.6%
Due after one through five years	3,220,154	53.6%	2,969,828	62.1%	2,949,329	61.7%	3,080,879	63.3%	2,963,494	64.2%
Due after five through ten years	1,018,252	16.9%	537,636	11.2%	593,633	12.4%	529,811	10.9%	504,919	10.9%
Due after ten years	544,522	9.1%	145,972	3.0%	111,174	2.4%	132,568	2.7%	100,732	2.2%
Mortgage-backed securities	972,375	16.2%	950,721	19.9%	995,228	20.8%	991,932	20.4%	910,410	19.7%
Asset-backed securities	43,234	0.7%	27,610	0.6%	31,603	0.7%	34,873	0.7%	18,463	0.4%
Total fixed maturity investments, at fair value	$6,007,929	100.0%	$4,783,570	100.0%	$4,778,835	100.0%	$4,870,828	100.0%	$4,617,617	100.0%
Weighted average effective yield of fixed maturity and short term investments	1.6%		1.7%		1.7%		1.5%		1.6%
Average duration of fixed maturities and short term investments	2.3		2.1		2.2		2.2		2.2

7

RenaissanceRe Holdings Ltd.
Summary of Other Investments

	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
TYPE OF INVESTMENT
Private equity partnerships	$271,074	$281,932	$300,800	$314,983	$325,711
Catastrophe bonds	221,780	200,329	179,246	179,465	233,321
Senior secured bank loan funds	19,679	19,316	18,723	15,976	13,656
Hedge funds	2,373	2,570	2,718	3,190	3,411
Total other investments, at fair value	$514,906	$504,147	$501,487	$513,614	$576,099

TYPE OF INVESTMENT
Private equity partnerships	52.6%	56.0%	60.1%	61.4%	56.5%
Catastrophe bonds	43.1%	39.7%	35.7%	34.9%	40.5%
Senior secured bank loan funds	3.8%	3.8%	3.7%	3.1%	2.4%
Hedge funds	0.5%	0.5%	0.5%	0.6%	0.6%
Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

8

RenaissanceRe Holdings Ltd.
Total Investment Result

	Three months ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Fixed maturity investments	$25,939	$26,104	$24,519	$26,372	$23,860
Short term investments	197	217	251	286	190
Equity investments trading	2,604	1,139	736	779	796
Other investments
Hedge funds and private equity investments	10,413	1,530	(3,320)	8,340	12,317
Other	3,508	(414)	5,547	1,483	4,528
Cash and cash equivalents	148	95	116	93	91
	42,809	28,671	27,849	37,353	41,782
Investment expenses	(3,102)	(2,785)	(2,908)	(2,812)	(2,834)
Net investment income	39,707	25,886	24,941	34,541	38,948

Gross realized gains	21,532	11,973	7,962	12,166	13,467
Gross realized losses	(4,871)	(3,997)	(2,720)	(2,587)	(5,564)
Net realized gains on fixed maturity investments	16,661	7,976	5,242	9,579	7,903
Net unrealized gains (losses) on fixed maturity investments trading	25,972	(1,520)	(36,600)	29,918	27,882
Net realized and unrealized losses on investments-related derivatives	(4,208)	(11,280)	(1,868)	(6,884)	(10,899)
Net realized gains (losses) on equity investments trading	7,481	2,330	3,523	5,134	(79)
Net unrealized (losses) gains on equity investments trading	(4,157)	32,969	(1,394)	(10,619)	(9,880)
Net realized and unrealized gains (losses) on investments	41,749	30,475	(31,097)	27,128	14,927
Change in net unrealized gains on fixed maturity investments available for sale	(183)	(292)	(302)	(96)	(165)
Total investment result	$81,273	$56,069	$(6,458)	$61,573	$53,710

Total investment return - annualized	4.2%	3.3%	(0.4)%	3.7%	3.2%

9

RenaissanceRe Holdings Ltd.
Investment Portfolio - Effective Yield and Credit Rating
					Credit Rating (1)
March 31, 2015	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Effective Yield	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$1,775,819	$1,775,819	20.4%	0.1%	$1,765,184	$8,570	$2,065	$—	$—	$—
		100.0%			99.4%	0.5%	0.1%	—%	—%	—%
Fixed maturity investments
U.S. treasuries	1,526,662	1,535,746	17.7%	0.8%	—	1,535,746	—	—	—	—
Agencies
Fannie Mae and Freddie Mac	58,926	59,118	0.7%	0.9%	—	59,118	—	—	—	—
Other agencies	92,818	93,154	1.1%	2.0%	—	90,368	2,786	—	—	—
Total agencies	151,744	152,272	1.8%	1.6%	—	149,486	2,786	—	—	—
Municipal	1,217,366	1,220,206	14.1%	2.4%	235,724	685,195	297,716	—	1,571	—
Non-U.S. government (Sovereign debt)	342,804	329,626	3.8%	1.0%	196,363	102,319	18,866	12,078	—	—
Non-U.S. government-backed corporate	153,980	151,446	1.7%	0.9%	88,683	56,703	4,888	1,172	—	—
Corporate	1,594,309	1,603,024	18.5%	3.0%	27,128	110,088	618,207	464,117	374,034	9,450
Mortgage-backed
Residential mortgage-backed
Agency securities	342,190	342,461	3.9%	1.7%	—	342,461	—	—	—	—
Non-agency securities - Alt A	152,534	162,178	1.9%	4.0%	5,393	22,585	16,478	18,395	84,177	15,150
Non-agency securities - Prime	101,156	105,924	1.2%	3.4%	7,062	4,171	6,399	8,329	73,140	6,823
Total residential mortgage-backed	595,880	610,563	7.0%	2.6%	12,455	369,217	22,877	26,724	157,317	21,973
Commercial mortgage-backed	356,490	361,812	4.2%	1.9%	258,156	68,635	22,805	11,794	—	422
Total mortgage-backed	952,370	972,375	11.2%	2.3%	270,611	437,852	45,682	38,518	157,317	22,395
Asset-backed
Auto loans	12,764	12,759	0.1%	0.9%	12,759	—	—	—	—	—
Credit cards	9,789	9,980	0.1%	1.6%	9,980	—	—	—	—	—
Student loans	14,149	14,051	0.2%	1.1%	13,553	498	—	—	—	—
Other	6,328	6,444	0.1%	1.7%	5,384	—	1,060	—	—	—
Total asset-backed	43,030	43,234	0.5%	1.3%	41,676	498	1,060	—	—	—
Total securitized assets	995,400	1,015,609	11.7%	2.3%	312,287	438,350	46,742	38,518	157,317	22,395
Total fixed maturity investments	5,982,265	6,007,929	69.3%	2.0%	860,185	3,077,887	989,205	515,885	532,922	31,845
		100.0%			14.3%	51.2%	16.5%	8.6%	8.9%	0.5%
Equity investments trading		261,656	3.0%		—	—	—	—	—	261,656
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Private equity partnerships		271,074	3.1%		—	—	—	—	—	271,074
Catastrophe bonds		221,780	2.6%		—	—	—	—	221,780	—
Senior secured bank loan fund		19,679	0.2%		—	—	—	—	—	19,679
Hedge funds		2,373	—%		—	—	—	—	—	2,373
Total other investments		514,906	5.9%		—	—	—	—	221,780	293,126
		100.0%			—%	—%	—%	—%	43.1%	56.9%
Investments in other ventures		123,743	1.4%		—	—	—	—	—	123,743
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$8,684,053	100.0%		$2,625,369	$3,086,457	$991,270	$515,885	$754,702	$710,370
		100.0%			30.2%	35.6%	11.4%	5.9%	8.7%	8.2%
(1) The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

10

RenaissanceRe Holdings Ltd.
Investment Portfolio - Change in Portfolio Composition

	March 31, 2015		December 31, 2014		Change
	Fair Value	% of Total Managed Investment Portfolio	Fair Value	% of Total Managed Investment Portfolio	$	%
Short term investments	$1,775,819	20.4%	$1,013,222	15.0%	$762,597	5.4%
Fixed maturity investments
U.S. treasuries	1,535,746	17.7%	1,671,471	24.8%	(135,725)	(7.1)%
Agencies
Fannie Mae and Freddie Mac	59,118	0.7%	89,919	1.3%	(30,801)	(0.6)%
Other agencies	93,154	1.1%	6,289	0.1%	86,865	1.0%
Total agencies	152,272	1.8%	96,208	1.4%	56,064	0.4%
Municipal	1,220,206	14.1%	—	—%	1,220,206	14.1%
Non-U.S. government (Sovereign debt)	329,626	3.8%	280,651	4.2%	48,975	(0.4)%
Non-U.S. government-backed corporate	151,446	1.7%	146,467	2.2%	4,979	(0.5)%
Corporate	1,603,024	18.5%	1,610,442	23.9%	(7,418)	(5.4)%
Mortgage-backed
Residential mortgage-backed
Agency securities	342,461	3.9%	316,620	4.7%	25,841	(0.8)%
Non-agency securities - Alt A	162,178	1.9%	149,754	2.2%	12,424	(0.3)%
Non-agency securities - Prime	105,924	1.2%	103,296	1.5%	2,628	(0.3)%
Total residential mortgage-backed	610,563	7.0%	569,670	8.4%	40,893	(1.4)%
Commercial mortgage-backed	361,812	4.2%	381,051	5.7%	(19,239)	(1.5)%
Total mortgage-backed	972,375	11.2%	950,721	14.1%	21,654	(2.9)%
Asset-backed
Auto loans	12,759	0.1%	10,380	0.2%	2,379	(0.1)%
Credit cards	9,980	0.1%	9,686	0.1%	294	—%
Student loans	14,051	0.2%	585	—%	13,466	0.2%
Other	6,444	0.1%	6,959	0.1%	(515)	—%
Total asset-backed	43,234	0.5%	27,610	0.4%	15,624	0.1%
Total securitized assets	1,015,609	11.7%	978,331	14.5%	37,278	(2.8)%
Total fixed maturity investments	6,007,929	69.3%	4,783,570	71.0%	1,224,359	(1.7)%
Equity investments trading	261,656	3.0%	322,098	4.8%	(60,442)	(1.8)%
Other investments
Private equity partnerships	271,074	3.1%	281,932	4.2%	(10,858)	(1.1)%
Catastrophe bonds	221,780	2.6%	200,329	3.0%	21,451	(0.4)%
Senior secured bank loan funds	19,679	0.2%	19,316	0.3%	363	(0.1)%
Hedge funds	2,373	—%	2,570	—%	(197)	—%
Total other investments	514,906	5.9%	504,147	7.5%	10,759	(1.6)%
Investments in other ventures	123,743	1.4%	120,713	1.7%	3,030	(0.3)%
Total managed investment portfolio	$8,684,053	100.0%	$6,743,750	100.0%	$1,940,303

11

RenaissanceRe Holdings Ltd.
Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	March 31, 2015
Issuer	Total	Short term investments	Fixed maturity investments
Bank of America Corp.	$52,791	$—	$52,791
Goldman Sachs Group Inc.	47,745	—	47,745
JP Morgan Chase & Co.	45,821	—	45,821
HSBC Holdings PLC	29,662	—	29,662
Morgan Stanley	29,349	—	29,349
Citigroup Inc.	23,585	—	23,585
Ford Motor Co.	20,182	—	20,182
General Electric Company	18,701	—	18,701
Royal Bank of Canada	16,803	—	16,803
Wells Fargo & Co.	16,433	—	16,433
Total (1)	$301,072	$—	$301,072

(1)	Excludes non-U.S. government-backed corporate fixed maturity investments, reverse repurchase agreements and commercial paper, at fair value.

12

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
March 31, 2015
Catastrophe Reinsurance	$284,684	$158,165	$179,342	$622,191
Specialty Reinsurance	542,201	97,281	1,182,865	1,822,347
Lloyd's	61,703	17,064	218,952	297,719
Other	3,515	2,354	33,442	39,311
Total	$892,103	$274,864	$1,614,601	$2,781,568

December 31, 2014
Catastrophe Reinsurance	$253,431	$150,825	$138,411	$542,667
Specialty Reinsurance	106,293	79,457	357,960	543,710
Lloyd's	65,295	14,168	204,984	284,447
Other	5,212	2,354	34,120	41,686
Total	$430,231	$246,804	$735,475	$1,412,510

September 30, 2014
Catastrophe Reinsurance	$282,923	$186,653	$178,243	$647,819
Specialty Reinsurance	111,774	83,196	359,069	554,039
Lloyd's	54,142	21,464	207,463	283,069
Other	8,097	2,324	37,432	47,853
Total	$456,936	$293,637	$782,207	$1,532,780

June 30, 2014
Catastrophe Reinsurance	$327,537	$201,716	$191,059	$720,312
Specialty Reinsurance	100,033	89,949	340,106	530,088
Lloyd's	48,242	19,763	184,120	252,125
Other	9,505	2,323	38,265	50,093
Total	$485,317	$313,751	$753,550	$1,552,618

March 31, 2014
Catastrophe Reinsurance	$350,606	$183,216	$184,685	$718,507
Specialty Reinsurance	111,914	85,568	325,468	522,950
Lloyd's	47,137	17,560	171,492	236,189
Other	14,358	2,324	38,555	55,237
Total	$524,015	$288,668	$720,200	$1,532,883

13

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended March 31, 2015			Three months ended March 31, 2014
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$1,412,510	$66,694	$1,345,816	$1,563,730	$101,025	$1,462,705
Incurred claims and claim expenses
Current year	111,439	12,441	98,998	79,926	4,318	75,608
Prior years	(22,444)	(299)	(22,145)	(11,776)	4,917	(16,693)
Total incurred claims and claim expenses	88,995	12,142	76,853	68,150	9,235	58,915
Paid claims and claim expenses
Current year	33,812	—	33,812	1,052	—	1,052
Prior years	83,970	(132)	84,102	97,945	11,298	86,647
Total paid claims and claim expenses	117,782	(132)	117,914	98,997	11,298	87,699
Amounts acquired (1)	1,397,845	3,728	1,394,117	—	—	—
Reserve for claims and claim expenses, end of period	$2,781,568	$82,696	$2,698,872	$1,532,883	$98,962	$1,433,921
(1) Represents the fair value of Platinum's reserve for claims and claim expenses and reinsurance recoverable acquired at March 2, 2015.

14

RenaissanceRe Holdings Ltd.
Earnings per Share

	Three months ended
(common shares in thousands)	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Numerator:
Net income available to RenaissanceRe common shareholders	$167,843	$170,767	$67,815	$120,752	$151,003
Amount allocated to participating common shareholders (1)	(2,025)	(2,312)	(904)	(1,557)	(2,031)
	$165,818	$168,455	$66,911	$119,195	$148,972
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	39,631	37,752	38,975	39,736	41,238
Per common share equivalents of employee stock options and restricted shares	390	393	458	659	665
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	40,021	38,145	39,433	40,395	41,903

Basic income per RenaissanceRe common share	$4.18	$4.46	$1.72	$3.00	$3.61
Diluted income per RenaissanceRe common share	$4.14	$4.42	$1.70	$2.95	$3.56

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's 2001 Stock Incentive Plan and Non-Employee Director Stock Incentive Plan.

15

RenaissanceRe Holdings Ltd.
Equity in Earnings of Other Ventures

	Three months ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Tower Hill Companies	$3,011	$4,276	$6,912	$5,202	$1,986
Top Layer Re	2,616	2,364	3,108	2,494	2,445
Other	(332)	(1,802)	(214)	(464)	(232)
Total equity in earnings of other ventures	$5,295	$4,838	$9,806	$7,232	$4,199

Other Income (Loss)

	Three months ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$1,317	$1,044	$239	$17	$21
Other items	222	175	(1,408)	(552)	41
Total other income (loss)	$1,539	$1,219	$(1,169)	$(535)	$62

16

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best (4)	S&P	Moody's (5)	Fitch

Renaissance Reinsurance (1)	A+	AA-	A1	A+
DaVinci (1)	A	AA-	A3	—
Platinum Bermuda (1)	A	A-	—	—
Renaissance Reinsurance U.S. (1)	A	A-	—	—
RenaissanceRe Specialty Risks (1)	A	A+	—	—
RenaissanceRe Specialty U.S. (1)	A	—	—	—
Renaissance Reinsurance of Europe (1)	A+	AA-	—	—
Top Layer Re (1)	A+	AA	—	—

Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	AA-

RenaissanceRe (3)	—	Very Strong	—	—
(1) The A.M. Best, S&P, Moody's and Fitch ratings for these companies reflect the insurer's financial strength rating and, in addition to the insurer's financial strength rating, the S&P ratings reflect the insurer's issuer credit rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent its financial strength rating.
(3) The S&P rating for RenaissanceRe represents the rating on its Enterprise Risk Management practices.
(4) On November 25, 2014, following the announcement that RenaissanceRe would acquire Platinum, A.M. Best affirmed its respective ratings of RenaissanceRe and RenaissanceRe’s existing operating subsidiaries and placed the ratings under review with negative implications. On April 16, 2015, A.M. Best removed from under review with negative implications, and affirmed its respective ratings of, RenaissanceRe and RenaissanceRe’s existing operating subsidiaries. The outlook for Renaissance Reinsurance's and Renaissance Reinsurance of Europe's issuer financial strength ratings is negative, while the outlook for RenaissanceRe's other existing operating subsidiaries' is stable. In addition, A.M. Best removed from under review with developing implications, affirmed its respective ratings of, and assigned an outlook of positive to, the issuer financial strength ratings of Platinum Bermuda and Renaissance Reinsurance U.S.
(5) On November 25, 2014, following the announcement that RenaissanceRe would acquire Platinum, Moody's affirmed its respective ratings of RenaissanceRe and RenaissanceRe’s existing operating subsidiaries. However, Moody's changed its outlook to negative, from stable, reflecting Moody’s opinion of the uncertain benefits and higher financial leverage of the combined entity.

17

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company's management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating income available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income available to RenaissanceRe common shareholders” as used herein differs from “net income available to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments from continuing and discontinued operations and net other-than-temporary impairments. The Company's management believes that “operating income available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from fluctuations in the Company's fixed maturity investment portfolio and equity investments trading. The Company also uses “operating income available to RenaissanceRe common shareholders” to calculate “operating income available to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net income available to RenaissanceRe common shareholders to operating income available to RenaissanceRe common shareholders; 2) net income available to RenaissanceRe common shareholders per common share - diluted to operating income available to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

	Three months ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Net income available to RenaissanceRe common shareholders	$167,843	$170,767	$67,815	$120,752	$151,003
Adjustment for net realized and unrealized (gains) losses on investments	(41,749)	(30,475)	31,097	(27,128)	(14,927)
Operating income available to RenaissanceRe common shareholders	$126,094	$140,292	$98,912	$93,624	$136,076

Net income available to RenaissanceRe common shareholders per common share - diluted	$4.14	$4.42	$1.70	$2.95	$3.56
Adjustment for net realized and unrealized (gains) losses on investments	(1.04)	(0.80)	0.79	(0.67)	(0.36)
Operating income available to RenaissanceRe common shareholders per common share - diluted	$3.10	$3.62	$2.49	$2.28	$3.20

Return on average common equity - annualized	17.1%	20.1%	8.0%	14.2%	17.6%
Adjustment for net realized and unrealized (gains) losses on investments	(4.2)%	(3.6)%	3.7%	(3.2)%	(1.7)%
Operating return on average common equity - annualized	12.9%	16.5%	11.7%	11.0%	15.9%

18

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has also included in this Financial Supplement “managed catastrophe premiums”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by the Company and its related joint ventures. “Managed catastrophe premiums” differs from total Catastrophe Reinsurance segment gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company's joint venture Top Layer Re, which is accounted for under the equity method of accounting, and the inclusion of catastrophe premiums written on behalf of the Company's Lloyd's segment. The Company's management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums assumed by the Company through its consolidated subsidiaries and related joint ventures.
The Company has also included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. “Tangible book value per common share” differs from book value per common share, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of goodwill and intangible assets per share. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Book value per common share	$95.21	$90.15	$85.78	$84.79	$82.30
Adjustment for goodwill and other intangibles (1)	(6.64)	(0.86)	(0.88)	(0.86)	(0.89)
Tangible book value per common share	88.57	89.29	84.90	83.93	81.41
Adjustment for accumulated dividends	14.58	14.28	13.99	13.70	13.41
Tangible book value per common share plus accumulated dividends	$103.15	$103.57	$98.89	$97.63	$94.82

Quarterly change in book value per common share	5.6%	5.1%	1.2%	3.0%	2.5%
Quarterly change in tangible book value per common share plus change in accumulated dividends	(0.5)%	5.5%	1.5%	3.5%	2.8%

(1)
At March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, goodwill and other intangibles included $24.4 million, $25.3 million, $26.1 million, $27.0 million and $28.3 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

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